SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
--------------------------------------------------------------------------------

                                                                   April 5, 1999

To Our Shareholders:

We are pleased to provide you with the annual report for the Salomon Brothers Institutional High Yield Bond Fund and the Salomon Brothers Institutional Emerging Markets Debt Fund for the year ended February 28, 1999.

HIGH YIELD BOND FUND

During the first half of the fiscal year ended February 28, 1999, the high-yield market was characterized by relative calm in both underlying credit quality and market conditions. Market default statistics were consistent with 1997 and were at historically low levels, characterizing reasonable credit quality for broad sectors of the market. A large financing calendar - 691 new issues for the year for a record totaling $138.9 billion - was comfortably absorbed by the mutual fund inflows and asset allocations to high-yield by institutional investors and structured finance investments. Credit spreads, or the yield premium above U.S. Treasury bonds which the high-yield market pays, averaged 3.37% at February 1, 1998, and gradually widened to 3.74% at July 1, 1998, as Treasury markets rallied. The average yield in the market widened from 8.95% to 9.23% during this period.

In August, extreme volatility hit the world's financial markets, including the U.S. high-yield bond market. Precipitated by the inability of Russia to refinance its local Treasury bills, a global 'flight to quality' ensued, with investors exiting riskier asset classes and buying U.S. Treasury bonds. U.S. equity markets, U.S. high-yield bonds, U.S. investment grade corporate bonds, mortgage bonds, and most notably, emerging markets bonds, declined materially in price.

At the same time, the high-yield market started to experience a significant weakening in operating results and credit quality from the companies most vulnerable to the global economic slowdown emanating from the Asian economic crisis. Driven by global overcapacity and slackened demand, commodity prices worldwide tumbled, severely affecting companies in the energy and oil services sectors, paper and forest products, steel and other metals and chemicals.

The Federal Reserve Board ('Fed') finally intervened, slashing the Federal Funds rate in September by 25 basis points and than twice more in October, for an additional 50 basis points. Volatility subsided a great deal, restoring liquidity and investor confidence in the financial markets. After two very slow, almost dormant months for financing, better quality companies were able to re-enter the market for financing, although commodity based cyclical companies still faced difficulty.

Toward the end of the fiscal year ended February 28, 1999, the high-yield market was performing relatively quite well, outperforming both U.S. Treasuries and the emerging markets debt. The average yield and credit spread for the high-yield market was 10.33% and 509 basis points at the end of the period, which was a significant improvement from October bottoms, but still wider than a year ago.

The Salomon Brothers Institutional High Yield Bond Fund continued to upgrade credit quality during fiscal year 1998 and maintained a low exposure to basic industries, such as chemicals, paper and steel. While this benefited performance, the Fund was hurt by its overweighting in energy and underweighting in utilities.

Going forward, our focus in high-yield bond market will continue to be on stronger credit quality companies and selected opportunities that are compelling on a risk/reward basis.

The Salomon Brothers Institutional High Yield Bond Fund seeks to maximize total return by investing primarily in a portfolio of non-investment grade, high-yield fixed income securities. For the fiscal year ended February 28, 1999, the Fund posted a 0.05% net of fees return versus a 1.28% return for the

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



Salomon Smith Barney High-Yield Market Index. From May 15, 1996 (commencement of operations), to February 28, 1999, the Salomon Brothers Institutional High Yield Bond Fund posted a 9.24% annualized return, versus a 9.58% annualized return for the Salomon Smith Barney High-Yield Market Index.

EMERGING MARKETS DEBT FUND

During the year ended February 28, 1999, the emerging debt market experienced an initial period of strength, extreme volatility mid-period, and a partial recovery at the period's end. Much of the market's turmoil occurred in August, when Russia's government defaulted on its domestic debt and devalued the ruble. These developments caused a global flight to quality as investors reduced their risk exposure worldwide. To illustrate August's volatility, the JP Morgan Emerging Markets Bond Index Plus ('EMBI+') declined by 28.74%, the largest monthly decline since the Index's inception. Moreover, spreads over U.S. Treasuries widened to 1,563 basis points on August 27, ending the month at 1,524.

Over the remaining period for the fiscal year 1999, the market staged a partial recovery due, in part, to monetary easing by the Fed and U.S. Congressional approval of funding for the International Monetary Fund ('IMF'). The agreement, as well as a reduction of forced selling by non-dedicated investors, caused the market to rise from September through the end of the year. In January of 1999, the market traded down due to concerns over Brazil's devaluation of its local currency. Once again, this led investors to demand a higher risk premium from emerging markets debt.

The sell-off in the emerging debt markets in 1998 was triggered by a variety of events; some related to declines in fundamental creditworthiness and others related to technical factors. Fundamentally, sovereign credit quality was adversely affected by declining commodity prices throughout the year. This resulted in lower fiscal revenues for many emerging market economies. In addition, subsequent to the debt restructuring problems experienced by Asia in 1997, a significant decline in financing available to emerging market economies developed, hindering many countries' abilities to finance short-term obligations. This problem peaked in the aftermath of the Russian domestic debt default. Additional selling pressure developed as leveraged investors were forced to liquidate holdings in the face of margin calls.

By the end of the period, despite the market's turmoil in August and worries stemming from Brazil's devaluation of its currency, global contagion was not as severe as might have been expected. This relative calm was due to a number of positive world events, including the Fed's monetary easing, Congressional funding for the IMF and a reduction in leverage dedicated to credit risk investments.

For the year ended February 28, 1999, out-performers in the emerging markets included Poland, Panama, Morocco, Bulgaria, Argentina, Mexico and Peru. Under-performers included Russia, Ecuador, Brazil and Venezuela.

The following is a brief description of each region's highlights over the past year.

LATIN AMERICA

Argentina: Argentina's record of sound economic management served it well during the turbulent markets of 1998. During this period, a credit facility from the World Bank and Inter-American Development Bank ('IADB') was secured, totaling U.S. $5.7 billion. Additionally, in October 1998, the government reopened its global bond maturing in 2017, the first successful placement of emerging market debt in the international capital market since July 1998. The Argentine economy is vulnerable to the downturn in the Brazilian economy. Our concern over the extent of the impact of the Brazilian slowdown has led us to underweight Argentina.

Brazil: Brazil experienced a turbulent year culminating in the devaluation of its currency in January 1999. The country is in the process of stabilizing its currency while addressing its fiscal balance. Improvement in the fiscal balance combined with lowering of domestic interest rates are needed to reduce the high level of domestic debt. The Brazilian economy has been in a recession for the past few months. We expect that a reduction in domestic interest rates will help the economy recover in

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



1999. We remained underweight in Brazil during fiscal year 1998. Currently, we are monitoring the Brazilian economy for signs of recovery in 1999.

Colombia: Colombia's presidential election in June resulted in a victory for Andres Pastrana. The new president is committed to fiscal reform and improved relations with the U.S. Colombia's low level of external debt and the commitment by Pastrana's administration to fiscal reform has led us to an overweight position.

Ecuador: In May, Jamil Mahuad won Ecuador's presidential election on the first ballot. Mahuad's ability to work with Congress to improve the fiscal deficit in the aftermath of low oil prices and El Nino damage are the keys to improving Ecuador's credit quality.

Mexico: Mexico remains a core position in our portfolio based upon its limited need for new capital in 1999 as well as the country's reasonably comfortable reserve levels (approximately U.S. $30 billion). The country has successfully tapped international capital markets in early 1999 and remains one of the strongest credits in emerging markets.

Peru: In March, Moody's Investors Service, Inc. ('Moody's') raised Peru's sovereign debt ceiling to 'Ba3' from 'B2'. The move was based on the country's fiscal progress, which included macroeconomic stabilization and high-average rates of growth over the past several years. Its commitment to a sound fiscal policy should allow Peru to successfully sustain a period of low international commodity prices. For this reason, we maintained our overweight position during the period.

Venezuela: Venezuela's presidential race in November resulted in a decisive victory for Hugo Chavez. Although elected as a populist, Chavez has made some early appointments to his economic team which seem pro-market. In addition, he has indicated his willingness to continue the dialogue with the IMF and the current 'shadow program'. We are somewhat discouraged by Moody's downgrading Venezuela during the period (from 'Ba2' to 'B1') and continued troubles with the privatization program. However, we remain overweight in Venezuela for several reasons: Venezuela's capital needs in 1999 are relatively limited; Venezuela retired some of their external debt with the proceeds of the 1997 oil boom; and Venezuelan spreads are at historically wide levels versus other similarly rated countries.

MIDDLE EAST/AFRICA

Ivory Coast: The Ivory Coast signed the long-awaited debt restructuring with the London Club in March, which marked the completion of the Brady Bond program for the country. Because of this positive development, we remain overweight in the Ivory Coast.

Morocco: In March, both Moody's and Standard & Poor's Ratings Service ('Standard & Poor's') assigned Morocco first-time sovereign credit ratings:
Moody's rated Morocco 'Ba1', while Standard & Poor's assigned a rating of 'BB'. According to the agencies, the ratings can be attributed to several factors, including Morocco's ability to control its current account deficit, as well as to attract foreign investors. Morocco's economic stability remains protected by stable inflation, healthy external accounts and improved growth. Because of this, we are overweight in Morocco.

EASTERN EUROPE

Bulgaria: In December, Moody's upgraded Bulgaria's foreign currency rating to 'B2' from 'B3', citing improved credit quality due to the election of a reform-oriented government and establishment of a currency board. Separately, the IMF approved the fourth tranche of a U.S. $510 million standby loan during the period. We remain slightly overweight in Bulgaria, due to the country's limited debt service requirements and its success in meeting all IMF fiscal targets in 1998.

Russia: Russia began the period as EMBI+'s top monthly performer for March and April of 1998. Returns began to decline later in the period as the market became concerned about the sustainability of the ruble. In August, an inability to roll-over maturing domestic debt forced the government to restructure all domestic debt and devalue the ruble. These developments triggered a major sell-off in Russian dollar denominated bond prices during the month, with prices declining as much as 80%.

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



Additionally, the IMF placed Russia's agreed U.S. $11.2 billion Extended Fund Facility ('EFF') program on hold. The government is currently discussing a new program with the IMF. Progress in the medium term looks likely; however, until there are real signs that an effective economic program is being implemented, we will remain cautious in Russia.

We continue to be optimistic with the prospects for continued strength in the emerging debt market. It looks as if economic growth will turn positive this year for Asia. This should help the global demand for emerging market exports. We are also encouraged by Brazil's ability to capture the positive effects of the devaluation -- mainly export competitiveness and lower interest rates -- without capturing too many of the negatives. In addition, commodity price gains appear to be sticking which should significantly improve government revenues for most of the countries, as they are net commodity exporters. This combination of events should help drive yields meaningfully below their current level of more than 14%.

The Salomon Brothers Institutional Emerging Markets Debt Fund seeks to maximize total return through primarily investing in fixed income securities of emerging market countries. The Fund has focused its investments in Latin America, Eastern Europe, the former Soviet Union, Asia and Africa. During the year ended
February 28, 1999, the net asset value of the Fund decreased from $7.21 per share to $4.95 per share on February 28, 1999. In addition, income dividends totalling $0.59 were paid during this period. Assuming these dividends were reinvested through the purchase of additional shares of the Fund, the total rate of return based on net asset value for the year ended February 28, 1999 was negative 23.07%. During the same period, the EMBI+, a standard measure of return for the emerging markets debt market returned negative 18.51%, while the Lipper universe of emerging markets debt funds returned negative 23.97%.

We thank you for your participation in the Salomon Brothers Institutional Series Funds Inc and look forward to helping you pursue your financial goals in the years to come.

Cordially,

HEATH B. MCLENDON                                   PETER J. WILBY
Chairman & President                                Executive Vice President

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



              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND

The following graph depicts the performance of the Institutional High Yield Bond Fund versus the Salomon Brothers High-Yield Market Index.* It is important to note that the Salomon Brothers Institutional High Yield Bond Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                     SB INSTITUTIONAL HIGH YIELD BOND FUND

             COMPARISON OF A $10,000 INVESTMENT IN THE FUND TO THE
                    SALOMON BROTHERS HIGH-YIELD MARKET INDEX
                                  (UNAUDITED)

                                    [GRAPH]


* The Salomon Brothers High-Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through February 28, 1999, the Index returns are for the period June 1, 1996 through February 28, 1999.

  Past performance is not predictive of future performance.

                                   AVERAGE ANNUAL RETURNS
                                                                                     % RETURN
                                                                                     --------
Year ended 2/28/99................................................................      0.05%
Commencement of operations (5/15/96) through 2/28/99..............................      9.24

------------------------

The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

During its fiscal year ended February 28, 1999, the Fund's investment adviser waived management fees and reimbursed certain expenses of the Fund, as shown in the following audited financial statements. Absent such waiver and reimbursements, the Fund's average annual returns would have been lower.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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



           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND

The following graph depicts the performance of the Institutional Emerging Markets Debt Fund versus the J.P. Morgan Emerging Markets Bond Index Plus. It is important to note that the Salomon Brothers Institutional Emerging Markets Debt Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                  SB INSTITUTIONAL EMERGING MARKETS DEBT FUND

             COMPARISON OF A $10,000 INVESTMENT IN THE FUND TO THE
                  J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS
                                  (UNAUDITED)

                                    [GRAPH]

                                   AVERAGE ANNUAL RETURNS
                                                                                     % RETURN
                                                                                     --------

Year ended 2/28/99................................................................   (23.07) %
Commencement of operations (10/17/96) through 2/28/99.............................    (0.81)

Past performance is not predictive of future performance.

------------------------

The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

During its fiscal year ended February 28, 1999, the Fund's investment adviser waived management fees and reimbursed certain expenses of the Fund, as shown in the following audited financial statements. Absent such waiver and reimbursements, the Fund's average annual returns would have been lower.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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



SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS
FEBRUARY 28, 1999
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                          SECURITY                                            VALUE
--------   ------------------------------------------------------------------------------------   -----------
CORPORATE BONDS -- 98.3%
BASIC INDUSTRIES -- 7.7%
$150,000   AEI Resources Holdings, 10.500% due 12/15/05........................................   $   147,000
 100,000   Berry Plastics, 12.250% due 4/15/04.................................................       106,500
 435,000   EnviroSource, 9.750% due 6/15/03....................................................       377,363
 500,000   Equistar Chemical, 8.750% due 2/15/09...............................................       507,500
 250,000   Huntsman Packaging, 9.125% due 10/1/07..............................................       251,250
 250,000   Indesco International, 9.750% due 4/15/08...........................................       224,375
 500,000   ISP Holdings, 9.000% due 10/15/03...................................................       523,125
 250,000   Millar Western Forest, 9.875% due 5/15/08...........................................       205,312
 250,000   Murrin Murrin Holdings, 9.375% due 8/31/07..........................................       223,750
 250,000   PCI Chemicals Canada, 9.250% due 10/15/07...........................................       178,125
                                                                                                  -----------
                                                                                                    2,744,300
                                                                                                  -----------
CONSUMER CYCLICALS -- 8.9%
 250,000   Archibald Candy, 10.250% due 7/1/04.................................................       255,000
           Cole National Group:
 250,000     9.875% due 12/31/06...............................................................       257,500
 250,000     8.625% due 8/15/07................................................................       245,000
 475,000   Finlay Fine Jewelry, 8.375% due 5/1/08..............................................       447,094
 424,000   Guitar Center Management, 11.000% due 7/1/06........................................       450,500
 250,000   HMH Properties, 7.875% due 8/1/08...................................................       240,000
 500,000   Maxim Group, Series B, 9.250% due 10/15/07..........................................       492,500
           Musicland Group:
 250,000     9.000% due 6/15/03................................................................       251,250
 250,000     9.875% due 3/15/08................................................................       258,750
 250,000   Prime Hospitality, 9.750% due 4/1/07................................................       257,500
                                                                                                  -----------
                                                                                                    3,155,094
                                                                                                  -----------
CONSUMER NON-CYCLICALS -- 21.2%
 500,000   Ameriserv Food, 8.875% due 10/15/06.................................................       466,250
 250,000   Anchor Advanced Products, Series B, 11.750% due 4/1/04..............................       257,187
 250,000   Derby Cycle, 10.000% due 5/15/08....................................................       230,000
 250,000   French Fragrances, Series B, 10.375% due 5/15/07....................................       247,500
 100,000   Graham-Field Health Products, 9.750% due 8/15/07....................................        58,500
 250,000   Harrahs Operating, 7.875% due 12/15/05..............................................       250,000
 125,000   Hines Horticulture, 11.750% due 10/15/05............................................       136,875
 500,000   Hollywood Park, 9.250% due 2/15/07..................................................       499,375
 500,000   Home Interiors & Gifts, 10.125% due 6/1/08..........................................       506,250
 250,000   Imperial Holly, 9.750% due 12/15/07.................................................       253,750
 500,000   Jafra Cosmetics International, 11.750% due 5/1/08...................................       448,750
 500,000   Jitney-Jungle Stores of America, 12.000% due 3/1/06.................................       555,000
 250,000   Kinetic Concepts, Series B, 9.625% due 11/1/07......................................       238,125
 250,000   North Atlantic Trading, 11.000% due 6/15/04.........................................       255,000
  70,000   Packaged Ice, 9.750% due 2/1/05.....................................................        71,662
 500,000   Park Place Entertainment, 7.875% due 12/15/05.......................................       491,250
 250,000   Prime Medical Services, 8.750% due 4/1/08...........................................       244,063

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 7





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SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 1999
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                          SECURITY                                            VALUE
--------   ------------------------------------------------------------------------------------   -----------
CONSUMER NON-CYCLICALS -- 21.2% (CONTINUED)
          Pueblo Xtra International:
$250,000     9.500% due 8/1/03.................................................................   $   239,063
 250,000     Series C, 9.500% due 8/1/03.......................................................       238,750
 375,000   Revlon Consumer Products, 8.625% due 2/1/08.........................................       333,750
 150,000   Revlon Worldwide, zero coupon due 3/15/01...........................................        81,750
 250,000   SC International Services, 9.250% due 9/1/07........................................       256,250
 100,000   Shop-Vac, 10.625% due 9/1/03........................................................       109,875
 200,000   Stroh Brewery, 11.100% due 7/1/06...................................................       169,750
 250,000   Sun International Hotels, 9.000% due 3/15/07........................................       261,250
 500,000   Universal Hospital Services, 10.250% due 3/1/08.....................................       447,500
 250,000   Windmere-Durable Holdings, 10.000% due 7/31/08......................................       227,188
                                                                                                  -----------
                                                                                                    7,574,663
                                                                                                  -----------
DATA TECHNOLOGY/INFORMATION SERVICES -- 1.9%
 250,000   Amphenol, 9.875% due 5/15/07........................................................       260,000
 100,000   DecisionOne Holdings, zero coupon until 8/1/02,
             11.500% thereafter due 8/1/08(a)(b)...............................................         3,500
 500,000   Jordan Telecommunication Products, zero coupon until 8/1/00,
             11.750% thereafter due 8/1/07.....................................................       405,000
                                                                                                  -----------
                                                                                                      668,500
                                                                                                  -----------
ENERGY -- 1.6%
 250,000   Costilla Energy, 10.250% due 10/1/06................................................       151,250
 250,000   Dailey International, 9.500% due 2/15/08............................................       126,250
 250,000   Frontier Oil, 9.125% due 2/15/06....................................................       234,688
 250,000   TransAmerican Energy, 11.500% due 6/15/02...........................................        75,000
                                                                                                  -----------
                                                                                                      587,188
                                                                                                  -----------
FINANCIAL/LEASING -- 3.3%
 250,000   Airplanes Pass-Through Trust, 10.875% due 3/15/19...................................       250,000
 250,000   Calpine, 7.875% due 4/1/08..........................................................       253,750
           ContiFinancial:
 250,000     7.500% due 3/15/02................................................................       157,264
 125,000     8.125% due 4/1/08.................................................................        80,000
 250,000   DVI, 9.875% due 2/1/04..............................................................       244,687
 250,000   Nationwide Credit, 10.250% due 1/15/08..............................................       199,688
                                                                                                  -----------
                                                                                                    1,185,389
                                                                                                  -----------
HOUSING RELATED -- 1.4%
 500,000   Panolam Industries International, 11.500% due 2/15/09...............................       506,250
                                                                                                  -----------
MANUFACTURING -- 15.9%
 349,000   Alvey Systems, 11.375% due 1/31/03..................................................       354,671
 500,000   Axiohm Transaction Solutions, 9.750% due 10/1/07....................................       467,500
 250,000   BE Aerospace, 9.500% due 11/1/08....................................................       265,625
 375,000   Breed Technologies, 9.250% due 4/15/08..............................................       191,250
 500,000   Cabot Safety, 12.500% due 7/15/05...................................................       543,125
 250,000   Federal-Mogul, 7.500% due 1/15/09...................................................       242,812
 500,000   Foamex LP, 9.875% due 6/15/07.......................................................       500,625
 500,000   Hexcel, 9.750% due 1/15/09..........................................................       504,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 8

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 1999
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                          SECURITY                                            VALUE
--------   ------------------------------------------------------------------------------------   -----------
MANUFACTURING -- 15.9% (CONTINUED)
$250,000   High Voltage Engineering, 10.500% due 8/15/04.......................................   $   238,750
 250,000   International Utility Structures, 10.750% due 2/1/08................................       246,250
 375,000   Jackson Products, 9.500% due 4/15/05................................................       374,063
 500,000   JH Heafner, 10.000% due 5/15/08.....................................................       510,625
 500,000   Motors & Gears, 10.750% due 11/15/06................................................       513,125
 500,000   Polymer Group, 8.750% due 3/1/08....................................................       502,500
 250,000   Stellex Industries, 9.500% due 11/1/07..............................................       217,812
                                                                                                  -----------
                                                                                                    5,673,108
                                                                                                  -----------
MEDIA -- 24.1%
           Adelphia Communications:
 200,000     Series B, 10.500% due 7/15/04.....................................................       223,000
 250,000     Series B, 9.875% due 3/1/07.......................................................       278,125
 250,000   Avalon Cable of Michigan, 9.375% due 12/1/08........................................       264,375
 500,000   Carmike Cinemas, 9.375% due 2/1/09..................................................       507,500
 500,000   Emmis Communications, 8.125% due 3/15/09............................................       501,250
 500,000   Falcon Holding Group, Series B, zero coupon until 4/15/03,
             9.285% thereafter due 4/15/10.....................................................       350,000
 250,000   Frontiervision Operating Partners, 11.000% due 10/15/06.............................       281,875
 375,000   Garden State Newspapers, Series B, 8.750% due 10/1/09...............................       383,437
 375,000   Granite Broadcasting, 8.875% due 5/15/08............................................       371,250
 250,000   GST Telecom, zero coupon until 5/1/03, 10.500% thereafter due 5/1/08................       118,750
           Hollinger International Publishing:
 100,000     9.250% due 2/1/06.................................................................       106,000
 337,000     9.250% due 3/15/07................................................................       357,220
 250,000   ICG Holdings, zero coupon until 9/15/00, 13.500% thereafter due 9/15/05.............       216,875
 250,000   Intermedia Communications, 8.600% due 6/1/08........................................       235,625
 250,000   LIN Television, 8.375% due 3/1/08...................................................       261,875
 150,000   Marcus Cable, zero coupon until 6/15/00, 14.250% thereafter due 12/15/05............       147,750
 250,000   Mastec, 7.750% due 2/1/08...........................................................       243,750
 375,000   Mediacom, 8.500% due 4/15/08........................................................       388,125
 250,000   Metronet Communications, zero coupon until 6/15/03,
             9.950% thereafter due 6/15/08.....................................................       172,500
           Nextel Communications:
 250,000     9.750% due 8/15/04................................................................       252,500
 250,000     Zero coupon until 10/31/02, 9.750% thereafter due 10/31/07........................       163,125
 500,000   NTL, zero coupon until 2/1/01, 11.500% thereafter due 2/1/06........................       431,250
 250,000   Perry-Judd, 10.625% due 12/15/07....................................................       261,250
 500,000   Phoenix Color, 10.375% due 2/1/09...................................................       506,250
 250,000   Rogers Communications, 8.875% due 7/15/07...........................................       262,500
 400,000   Telewest Communications, zero coupon until 10/1/00,
             11.000% thereafter due 10/1/07....................................................       349,000
 750,000   United International Holdings, zero coupon until 2/15/03,
             10.750% thereafter due 2/15/08....................................................       495,000
 750,000   Viatel, zero coupon until 4/15/03, 12.500% thereafter due 4/15/08...................       453,750
                                                                                                  -----------
                                                                                                    8,583,907
                                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 9

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 1999
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                          SECURITY                                            VALUE
--------   ------------------------------------------------------------------------------------   -----------
SERVICES/OTHER -- 9.8%
$250,000   American Business Information, 9.500% due 6/15/08...................................   $   218,750
 250,000   Dyncorp, 9.500% due 3/1/07..........................................................       250,313
 250,000   Integrated Electrical Services, 9.375% due 2/1/09...................................       254,375
 500,000   Kindercare Learning, 9.500% due 2/15/09.............................................       503,750
 250,000   Loomis Fargo, 10.000% due 1/15/04...................................................       247,500
 250,000   Pierce Leahy, 11.125% due 7/15/06...................................................       276,875
 750,000   Primark, 9.250% due 12/15/08........................................................       760,313
 500,000   Protection One Alarm, 8.125% due 1/15/09............................................       507,500
 250,000   Safety-Kleen Services, 9.250% due 6/1/08............................................       261,250
 250,000   Sitel, 9.250% due 3/15/06...........................................................       205,625
                                                                                                  -----------
                                                                                                    3,486,251
                                                                                                  -----------
TRANSPORTATION -- 2.5%
 250,000   Atlantic Express Transportation, 10.750% due 2/1/04.................................       257,500
 250,000   Enterprises Shipholding, 8.875% due 5/1/08..........................................       198,750
 150,000   Holt Group, 9.750% due 1/15/06......................................................       102,750
 250,000   Stena AB, 10.500% due 12/15/05......................................................       260,000
 100,000   TFM, zero coupon until 6/15/02, 11.750% thereafter due 6/15/09......................        52,750
                                                                                                  -----------
                                                                                                      871,750
                                                                                                  -----------
           TOTAL CORPORATE BONDS
           (Cost -- $36,553,552)...............................................................    35,036,400
                                                                                                  -----------

 SHARES
--------
PREFERRED STOCK -- 0.0%
ENERGY -- 0.0%
           TCR Holding(c):
     439     Class B...........................................................................            26
     241     Class C...........................................................................            13
     636     Class D...........................................................................            40
   1,316     Class E...........................................................................            83
                                                                                                  -----------
           TOTAL PREFERRED STOCK
           (Cost -- $157)......................................................................           162
                                                                                                  -----------
CONVERTIBLE PREFERRED STOCK -- 0.1%
MEDIA -- 0.1%
     377   Viatel(c)(d)
           (Cost -- $23,951)...................................................................        39,585
                                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 10

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 1999
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                         SECURITY                                           VALUE
--------   ----------------------------------------------------------------------------------   -----------
REPURCHASE AGREEMENT -- 1.6%
$578,000   State Street Bank, 4.730% due 3/1/99; Proceeds at maturity -- $578,226;
             (Fully collateralized by U.S. Treasury Notes, 8.750% due 5/15/17;
             Market value -- $592,350) (Cost -- $578,000)....................................   $   578,000
                                                                                                -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $37,155,660*)............................................................   $35,654,147
                                                                                                -----------
                                                                                                -----------

------------------------

 (a) Security issued with attached warrants.
 (b) Income accrual discontinued subsequent to year end.
 (c) Non-income producing security.
 (d) Payment-in-kind security for which all of the dividend earned is paid by the issuance of additional stock.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 11

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 1999
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                                       SECURITY                                           VALUE
---------   ---------------------------------------------------------------------------------   -----------

SOVEREIGN BONDS -- 91.8%
ARGENTINA -- 16.9%
            Republic of Argentina:
1,016,104ARS  BOCON Pro l, 2.982% due 4/1/07(b)..............................................  $   628,085
  600,000     FRN, 12.143% due 4/10/05(b)....................................................       534,000
              Global Bonds:
2,250,000        11.000% due 12/4/05.........................................................     2,030,625
  900,000ARS     11.750% due 2/12/07.........................................................       739,126
  750,000        11.375% due 1/30/17.........................................................       681,563
                                                                                                -----------
                                                                                                  4,613,399
                                                                                                -----------
BRAZIL -- 5.0%
            Federal Republic of Brazil:
  960,000     Bearer EI Bond, Series L, 6.125% due 4/15/06(b)................................       601,248
1,400,000     Discount Bond, Series ZL, 6.125% due 4/15/24(b)................................       777,000
                                                                                                -----------
                                                                                                  1,378,248
                                                                                                -----------
BULGARIA -- 3.1%
            Republic of Bulgaria:
  875,000     Discount Bond, Series A, 5.875% due 7/28/24(b).................................       615,213
  400,000     FLIRB, Series A, 2.500% due 7/28/12(b).........................................       241,000
                                                                                                -----------
                                                                                                    856,213
                                                                                                -----------
COLOMBIA -- 5.2%
            Republic of Colombia:
1,275,000     FRN, 10.986% due 8/13/05(b)....................................................     1,147,500
              Global Bonds:
  100,000        7.250% due 2/15/03..........................................................        88,000
  250,000        8.375% due 2/15/27..........................................................       185,000
                                                                                                -----------
                                                                                                  1,420,500
                                                                                                -----------
COSTA RICA -- 1.2%
  400,000   Banco Central Costa Rica, Series B, 6.250% due 5/21/15...........................       325,000
                                                                                                -----------
CROATIA -- 3.4%
            Republic of Croatia, FRN:
  750,000     Series A, 5.813% due 7/31/10(b)................................................       629,063
  354,044     Series B, 5.813% due 7/31/06(b)................................................       307,133
                                                                                                -----------
                                                                                                    936,196
                                                                                                -----------
ECUADOR -- 3.5%
2,400,000   Republic of Ecuador, Par Bond, 3.500% due 2/28/25(b).............................       959,400
                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 12

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 1999
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                                       SECURITY                                           VALUE
---------   ---------------------------------------------------------------------------------   -----------
 IVORY COAST -- 1.2%
            Republic of Ivory Coast:
  325,000     FLIRB, 2.000% due 3/29/18(b)...................................................   $    87,750
  740,625     PDI Bond, 2.000% due 3/30/18(b)................................................       248,109
                                                                                                -----------
                                                                                                    335,859
                                                                                                -----------
MEXICO -- 16.7%
            United Mexican States:
1,600,000     Global Bond, 10.375% due 2/17/09...............................................     1,562,000
              Par Bonds:
  750,000        Series A, 6.250% due 12/31/19...............................................       562,013
3,250,000        Series B, 6.250% due 12/31/19...............................................     2,435,380
                                                                                                -----------
                                                                                                  4,559,393
                                                                                                -----------
PANAMA -- 4.3%
1,550,000   Republic of Panama, IRB, 4.000% due 7/17/14(b)...................................     1,164,438
                                                                                                -----------
PERU -- 4.5%
            Republic of Peru:
2,000,000     FLIRB, 3.250% due 3/7/17(b)....................................................     1,061,250
  300,000     PDI Bond, 4.000% due 3/7/17(b).................................................       176,400
                                                                                                -----------
                                                                                                  1,237,650
                                                                                                -----------
PHILIPPINES -- 3.5%
            Republic of the Philippines, Global Bonds:
  250,000     8.750% due 10/7/16.............................................................       232,500
  725,000     9.875% due 1/15/19.............................................................       720,469
                                                                                                -----------
                                                                                                    952,969
                                                                                                -----------
POLAND -- 2.7%
  375,000   RSTA Bond, 4.000% due 10/27/24(b)................................................       260,625
  500,000   TPSA Finance, 7.750% due 12/10/08................................................       474,375
                                                                                                -----------
                                                                                                    735,000
                                                                                                -----------
RUSSIA -- 5.0%
            Russian Government:
              IAN:
  321,129        5.969% due 12/15/15.........................................................        34,923
              Ministry of Finance, Global Bonds:
3,550,000        11.000% due 7/24/18.........................................................       847,563
1,725,000        12.750% due 6/24/28.........................................................       469,631
                                                                                                -----------
                                                                                                  1,352,117
                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 13

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 1999
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                                       SECURITY                                           VALUE
---------   ---------------------------------------------------------------------------------   -----------
SOUTH KOREA -- 2.4%
            Export-Import Bank of Korea, Global Bond:
  150,000     7.250% due 6/25/01.............................................................   $   146,978
   45,000     6.500% due 2/10/02.............................................................        43,358
            Korea Development Bank, Global Bond:
   75,000     7.900% due 2/1/02..............................................................        74,344
  100,000     6.625% due 11/21/03............................................................        93,775
  290,000   Republic of Korea, Global Bond, 8.875% due 4/15/08...............................       307,763
                                                                                                -----------
                                                                                                    666,218
                                                                                                -----------
VENEZUELA -- 13.2%
            Republic of Venezuela:
2,999,995     DCB, Series L, 5.938% due 12/18/07(b)..........................................     1,873,197
  202,380     FLIRB, Series A, 6.125% due 3/31/07(b).........................................       124,274
2,125,000     Global Bond, 13.625% due 8/15/18...............................................     1,619,038
                                                                                                -----------
                                                                                                  3,616,509
                                                                                                -----------
            TOTAL SOVEREIGN BONDS
            (Cost -- $25,295,057)............................................................    25,109,109
                                                                                                -----------

LOAN PARTICIPATIONS(c) -- 7.5%
ALGERIA -- 3.2%
            The People's Democratic Republic of Algeria:
   54,545     Tranche 1, 6.375% due 9/4/06, (Chase Manhattan Bank)(b)........................        23,728
  450,000     Tranche 3, 6.375% due 3/4/10, (Chase Manhattan Bank)(b)........................       189,000
  777,273     Tranche A, 7.188% due 3/4/00, (Chase Manhattan Bank)(b)........................       652,910
                                                                                                -----------
                                                                                                    865,638
                                                                                                -----------
MOROCCO -- 4.0%
1,405,952   Kingdom of Morocco, Tranche A, 6.063% due 1/1/09 (BankBoston,
              Chase Manhattan Bank, J.P. Morgan, ING Securities)(b)..........................     1,104,551
                                                                                                -----------
RUSSIA -- 0.3%
1,275,000   Russian Government, Principal Loan, 5.969% due 12/15/20 (Bank of
              America, Chase Manhattan Bank, Goldman Sachs, ING Securities,
              J.P. Morgan)(d)................................................................        90,844
                                                                                                -----------
            TOTAL LOAN PARTICIPATIONS
            (Cost -- $2,057,948).............................................................     2,061,033
                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 14

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 1999
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

 SHARES                                         SECURITY                                           VALUE
---------   ---------------------------------------------------------------------------------   -----------

WARRANTS(e) -- 0.7%
ARGENTINA -- 0.2%
   1,500    Republic of Argentina, Warrants (Exercise Price of 93.30% plus accrued
              interest per 1,000 bonds, expiring on 12/3/99).................................   $    43,500
                                                                                                -----------
MEXICO -- 0.5%
   4,100    United Mexican States, Warrants (Exchangeable into Mexican Global Bonds, expiring
              on 2/18/00)....................................................................       128,125
                                                                                                -----------
            TOTAL WARRANTS
            (Cost -- $167,211)...............................................................       171,625
                                                                                                -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $27,520,516*)...........................................................   $27,341,767
                                                                                                -----------
                                                                                                -----------

------------------------
 (a) Principal denominated in U.S. dollars unless otherwise indicated.
 (b) Interest rate shown reflects current rate on instruments with variable rate or step coupon rate.
 (c) Participation interest was acquired through the financial institutions indicated parenthetically.
 (d) Currently in default.
 (e) Non-income producing securities.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this statement:

ARS       -- Argentine Peso.
BOCON     -- Bonos De Consolidacion.
DCB       -- Debt Conversion Bonds.
FLIRB     -- Front-Loaded Interest Reduction Bonds.
FRN       -- Floating Rate Notes.
EI        -- Eligible Interest.
IAN       -- Interest Arrears Notes.
IRB       -- Interest Reduction Bonds.
PDI       -- Past Due Interest.
RSTA      -- Revolving Short-Term Agreement
TPSA      -- Telkomunikacja Polska SA

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 15

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999
--------------------------------------------------------------------------------

                                                                                                    EMERGING
                                                                                   HIGH YIELD       MARKETS
                                                                                    BOND FUND      DEBT FUND
                                                                                   -----------    ------------

ASSETS:
     Investments, at value (Cost  --  $37,155,660 and $27,520,516)..............   $35,654,147    $ 27,341,767
     Cash.......................................................................           847          30,984
     Receivable for securities sold.............................................            --       2,323,149
     Receivable for Fund shares sold............................................       872,429       1,180,345
     Interest receivable........................................................       754,065         604,388
     Receivable from investment manager.........................................        84,986          10,381
     Deferred organization costs................................................        28,219          33,633
     Other......................................................................            --          20,663
                                                                                   -----------    ------------
     TOTAL ASSETS...............................................................    37,394,693      31,545,310
                                                                                   -----------    ------------

LIABILITIES:
     Payable for securities purchased...........................................            --         898,486
     Payable for Fund shares purchased..........................................            --          77,364
     Accrued expenses...........................................................        28,100          46,102
                                                                                   -----------    ------------
     TOTAL LIABILITIES..........................................................        28,100       1,021,952
                                                                                   -----------    ------------
TOTAL NET ASSETS................................................................   $37,366,593    $ 30,523,358
                                                                                   -----------    ------------
                                                                                   -----------    ------------

NET ASSETS:
     Par value of capital shares................................................   $     4,346    $      6,163
     Capital paid in excess of par value........................................    39,197,270      40,140,283
     Undistributed net investment income........................................       397,722         574,399
     Accumulated net realized loss on investments...............................      (731,232)    (10,018,738)
     Net unrealized depreciation on investments.................................    (1,501,513)       (178,749)
                                                                                   -----------    ------------
TOTAL NET ASSETS................................................................   $37,366,593    $ 30,523,358
                                                                                   -----------    ------------
                                                                                   -----------    ------------
SHARES OUTSTANDING..............................................................     4,346,436       6,162,939
                                                                                   -----------    ------------
                                                                                   -----------    ------------
NET ASSET VALUE, PER SHARE......................................................         $8.60           $4.95
                                                                                   -----------    ------------
                                                                                   -----------    ------------

Authorized shares of 10,000,000,000 for the Institutional Series Funds, with a par value of $0.001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 16

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1999
--------------------------------------------------------------------------------

                                                                                                    EMERGING
                                                                                   HIGH YIELD       MARKETS
                                                                                    BOND FUND      DEBT FUND
                                                                                   -----------    ------------

INCOME:
     Interest...................................................................   $ 2,365,083    $  3,279,137
                                                                                   -----------    ------------

EXPENSES:
     Custody and administration fees (Note 2)...................................       130,310         119,048
     Management fees (Note 2)...................................................       126,508         159,813
     Audit fees.................................................................        38,478          23,993
     Printing...................................................................        13,794           6,534
     Amortization of deferred organization costs................................        12,680          12,680
     Registration fees..........................................................         9,282           3,383
     Legal......................................................................         8,349           5,082
     Directors' fees............................................................         7,623           7,623
     Other......................................................................         3,629           3,267
                                                                                   -----------    ------------
     TOTAL EXPENSES.............................................................       350,653         341,423
     Less: Management fee waiver and expense reimbursement (Note 2).............      (211,494)       (170,195)
                                                                                   -----------    ------------
     NET EXPENSES...............................................................       139,159         171,228
                                                                                   -----------    ------------
NET INVESTMENT INCOME...........................................................     2,225,924       3,107,909
                                                                                   -----------    ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term securities):
     Proceeds from sales........................................................    24,306,586      66,736,777
     Cost of securities sold....................................................   (25,051,868)    (76,283,671)
                                                                                   -----------    ------------
  NET REALIZED LOSS.............................................................      (745,282)     (9,546,894)
                                                                                   -----------    ------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
     Beginning of year..........................................................       108,102         452,190
     End of year................................................................    (1,501,513)       (178,749)
                                                                                   -----------    ------------
  INCREASE IN NET UNREALIZED DEPRECIATION.......................................    (1,609,615)       (630,939)
                                                                                   -----------    ------------
NET LOSS ON INVESTMENTS.........................................................    (2,354,897)    (10,177,833)
                                                                                   -----------    ------------
DECREASE IN NET ASSETS FROM OPERATIONS..........................................   $  (128,973)   $ (7,069,924)
                                                                                   -----------    ------------
                                                                                   -----------    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 17

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                                 FOR THE YEARS ENDED FEBRUARY
                                                                                             28,
                                                                                     1999            1998
                                                                                 ------------     -----------
OPERATIONS:
     Net investment income....................................................   $  2,225,924     $   587,636
     Net realized gain (loss).................................................       (745,282)        314,821
     Increase in net unrealized depreciation..................................     (1,609,615)       (125,232)
                                                                                 ------------     -----------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........................       (128,973)        777,225
                                                                                 ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income....................................................     (1,949,062)       (572,322)
     Net realized gains.......................................................       (111,156)       (380,672)
                                                                                 ------------     -----------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS................     (2,060,218)       (952,994)
                                                                                 ------------     -----------
FUND SHARE TRANSACTIONS (NOTE 5):
     Net proceeds from sale of shares.........................................     36,988,414      21,239,234
     Net asset value of shares issued for reinvestment of dividends...........      2,056,414         945,321
     Cost of shares reaquired.................................................    (22,152,804)     (5,919,811)
                                                                                 ------------     -----------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS......................     16,892,024      16,264,744
                                                                                 ------------     -----------
INCREASE IN NET ASSETS........................................................     14,702,833      16,088,975
NET ASSETS:
     Beginning of year........................................................     22,663,760       6,574,785
                                                                                 ------------     -----------
     END OF YEAR*.............................................................   $ 37,366,593     $22,663,760
                                                                                 ------------     -----------
                                                                                 ------------     -----------
*Includes undistributed net investment income of..............................       $397,722        $134,910
                                                                                 ------------     -----------
                                                                                 ------------     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 18

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

                                                                                 FOR THE YEARS ENDED FEBRUARY
                                                                                             28,
                                                                                     1999            1998
                                                                                 ------------    ------------
OPERATIONS:
     Net investment income....................................................   $  3,107,909    $    927,845
     Net realized gain (loss).................................................     (9,546,894)        920,411
     (Increase) decrease in net unrealized depreciation.......................       (630,939)        200,487
                                                                                 ------------    ------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........................     (7,069,924)      2,048,743
                                                                                 ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income....................................................     (2,596,533)       (869,966)
     Net realized gains.......................................................           (401)     (1,682,804)
                                                                                 ------------    ------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS................     (2,596,934)     (2,552,770)
                                                                                 ------------    ------------
FUND SHARE TRANSACTIONS (NOTE 5):
     Proceeds from sale of shares.............................................     31,958,146      18,263,159
     Net asset value of shares issued for reinvestment of dividends...........      2,594,879       2,493,021
     Cost of shares reacquired................................................     (8,959,144)    (11,866,441)
                                                                                 ------------    ------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS......................     25,593,881       8,889,739
                                                                                 ------------    ------------
INCREASE IN NET ASSETS........................................................     15,927,023       8,385,712
NET ASSETS:
     Beginning of year........................................................     14,596,335       6,210,623
                                                                                 ------------    ------------
     END OF YEAR*.............................................................   $ 30,523,358    $ 14,596,335
                                                                                 ------------    ------------
                                                                                 ------------    ------------
*Includes undistributed net investment income of..............................       $574,399         $63,023
                                                                                 ------------    ------------
                                                                                 ------------    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 19

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Institutional High Yield Bond Fund ('High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund ('Emerging Markets Debt Fund') are portfolios constituting the Salomon Brothers Institutional Series Funds Inc ('Institutional Series'). The Institutional Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in a portfolio of high-yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services; the Emerging Markets Debt Fund's objective is to maximize total return by investing primarily in debt securities of government, government related and corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies followed by the Institutional Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

     (a) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

     Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

     (c) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

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



SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     (d) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

     (e) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     (f) LOAN PARTICIPATIONS. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The market value of the Emerging Markets Debt Fund's loan participations at February 28, 1999 was $2,061,033.

     (g) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

     (h) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. These differences are due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

     (i) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Institutional Series are allocated to the Funds based on each Fund's relative net assets.

     (j) DEFERRED ORGANIZATION COSTS. Certain costs incurred in connection with each Fund's organization have been deferred and are being amortized by the Funds over a 60-month period from the date each Fund commenced investment operations. In the event that any of the initial shares purchased by Salomon Brothers Asset Management Inc ('SBAM') are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organization costs which the number of shares redeemed bears to the total number of initial shares purchased.

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



SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     (k) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1999, reclassifications were made to the capital accounts of the High Yield Bond Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     (l) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Institutional Series. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.50% for the High Yield Bond Fund and 0.70% for the Emerging Markets Debt Fund.

For the year ended February 28, 1999, SBAM waived management fees of $126,508 and $159,813 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively, and voluntarily reimbursed expenses of $84,986 and $10,382 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively.

3. PORTFOLIO ACTIVITY

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended February 28, 1999 were as follows:

                                                                                  EMERGING
                                                                  HIGH YIELD       MARKETS
                                                                   BOND FUND      DEBT FUND
                                                                  -----------    -----------

Purchases......................................................   $44,512,380    $91,727,029
                                                                  -----------    -----------
                                                                  -----------    -----------
Sales..........................................................   $24,306,586    $66,736,777
                                                                  -----------    -----------
                                                                  -----------    -----------

At February 28, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                   EMERGING
                                                                   HIGH YIELD       MARKETS
                                                                    BOND FUND      DEBT FUND
                                                                   -----------    -----------

Gross unrealized appreciation...................................   $   315,846    $   935,489
Gross unrealized depreciation...................................    (1,817,359)    (1,114,238)
                                                                   -----------    -----------
Net unrealized depreciation.....................................   $(1,501,513)   $  (178,749)
                                                                   -----------    -----------
                                                                   -----------    -----------

4. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high-yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds.

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



SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

5. CAPITAL STOCK

At February 28, 1999, the Institutional Series had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

For the Year Ended February 28, 1999:

                                                                                     EMERGING
                                                                      HIGH YIELD     MARKETS
                                                                      BOND FUND     DEBT FUND
                                                                      ----------    ----------

Shares sold........................................................    4,118,675     5,392,844
Shares issued as reinvestment......................................      243,651       530,921
Shares reacquired..................................................   (2,359,589)   (1,783,891)
                                                                      ----------    ----------
Net increase.......................................................    2,002,737     4,139,874
                                                                      ----------    ----------
                                                                      ----------    ----------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

For the Year Ended February 28, 1998:

                                                                        HIGH        EMERGING
                                                                        YIELD       MARKETS
                                                                      BOND FUND    DEBT FUND
                                                                      ---------    ----------

Shares sold........................................................   2,215,772     2,206,977
Shares issued as reinvestment......................................      95,040       341,053
Shares reacquired..................................................    (558,020)   (1,094,258)
                                                                      ---------    ----------
Net increase.......................................................   1,752,792     1,453,772
                                                                      ---------    ----------
                                                                      ---------    ----------

6. CAPITAL LOSS CARRYFORWARDS

At February 28, 1999, the High Yield Bond Fund and the Emerging Markets Debt Fund had, for Federal income tax purposes, approximately $112,000 and $6,129,000, respectively, of capital loss carryforwards available to offset future capital gains expiring on February 28, 2007. To the extent that these carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed.

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



SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28:
--------------------------------------------------------------------------------

                                               HIGH YIELD BOND FUND             EMERGING MARKETS DEBT FUND
                                          -------------------------------     -------------------------------
                                           1999        1998       1997(a)      1999        1998       1997(b)
                                          -------     -------     -------     -------     -------     -------
NET ASSET VALUE,
  BEGINNING OF YEAR.....................  $  9.67     $ 11.13     $ 10.00     $  7.21     $ 10.91     $ 10.00
                                          -------     -------     -------     -------     -------     -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.................     1.04        1.51        0.57        0.62        1.69        0.35
  Net realized and unrealized gain
     (loss).............................    (1.05)      (0.34)       0.93       (2.29)      (0.27)       0.78
                                          -------     -------     -------     -------     -------     -------
Total Income (Loss) From Operations.....    (0.01)       1.17        1.50       (1.67)       1.42        1.13
                                          -------     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment income.................    (1.00)      (1.66)      (0.36)      (0.59)      (1.77)      (0.20)
  Net realized gains....................    (0.06)      (0.97)      (0.01)      (0.00)*     (3.35)      (0.02)
                                          -------     -------     -------     -------     -------     -------
Total Distributions.....................    (1.06)      (2.63)      (0.37)      (0.59)      (5.12)      (0.22)
                                          -------     -------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR............  $  8.60     $  9.67     $ 11.13     $  4.95     $  7.21     $ 10.91
                                          -------     -------     -------     -------     -------     -------
                                          -------     -------     -------     -------     -------     -------
NET ASSETS, END OF YEAR (000S)..........  $37,367     $22,664     $ 6,575     $30,523     $14,596     $ 6,211
                                          -------     -------     -------     -------     -------     -------
                                          -------     -------     -------     -------     -------     -------
TOTAL RETURN............................      0.1%       11.1%       15.1%'DD'   (23.1)%     14.6%       11.4%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................     0.55%       0.55%       0.55%'D'    0.75%       0.75%       0.75%'D'
  Net investment income.................     8.80%       9.10%       9.36%'D'   13.61%       8.53%       8.94%'D'
PORTFOLIO TURNOVER RATE.................      102%        189%        151%        295%        549%        136%
Before waiver of management fee,
  expenses reimbursed by SBAM and
  credits earned from and fees waived by
  the custodian, net investment income
  per share and expense ratios would
  have been:
     Net investment income
       per share........................    $0.94       $0.93       $0.29       $0.59       $1.18       $0.08
     Expense ratio......................     1.39%       4.03%       5.22%'D'    1.50%       3.34%       7.57%'D'

------------------------
(a) For the period from May 15, 1996 (inception date) to February 28, 1997.

(b) For the period from October 17, 1996 (inception date) to February 28, 1997.

 *  Amount represents less than $0.01 per share.

 'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D'  Annualized.

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



SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund (constituting Salomon Brothers Institutional Series Funds Inc, hereafter referred to as the 'Fund') at February 28, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
April 20, 1999

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



SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
TAX NOTICE (UNAUDITED)
--------------------------------------------------------------------------------
For Federal tax purposes the Funds hereby designate for the fiscal year ended February 28, 1999:

      Total long-term capital gain distributions paid:

High Yield Bond Fund                             $111,156
Emerging Markets Debt Fund                            401

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



                       This Page Intentionally Left Blank






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



TELEPHONE
1-888-777-0102, TOLL FREE

DISTRIBUTOR
CFBDS, Inc.
21 Milk Street
Boston, Massachusetts 02109-5408

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

CUSTODIAN
PNC Bank, N.A.
200 Stevens Drive
Suit 440
Lester, Pennsylvania 19113

DIVIDEND DISBURSING AND TRANSFER AGENT
First Data Investor Services Group, Inc.
53 State Street
Boston, Massachusetts 02109-2873

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, New York 10036

DIRECTORS
CHARLES F. BARBER
Consultant; formerly Chairman;
ASARCO Inc.

CAROL L. COLMAN
President, Colman Consulting Co., Inc.

DANIEL P. CRONIN
Vice President-General Counsel,
Pfizer International Inc.

HEATH B. MCLENDON
Chairman and President, Managing Director,
Salomon Smith Barney Inc.; President and Director,
SSBC Fund Management Inc. and Travelers Investment Adviser, Inc.; Chairman of Smith Barney Strategy Advisers Inc.

OFFICERS
HEATH B. MCLENDON
Chairman and President

LEWIS E. DAIDONE
Executive Vice President
and Treasurer

JAMES E. CRAIGE
Executive Vice President

THOMAS K. FLANAGAN
Executive Vice President

MAUREEN O'CALLAGHAN
Executive Vice President

BETH A. SEMMEL
Executive Vice President

PETER J. WILBY
Executive Vice President

ANTHONY PACE
Assistant Controller

CHRISTINA T. SYDOR
Secretary


                                     [LOGO]

                    Salomon Brothers
                    Institutional
                    Series Funds Inc


                    Annual Report


                    FEBRUARY 28, 1999


----------------------------------------------------

                    HIGH YIELD BOND FUND

                    EMERGING MARKETS DEBT FUND

         -------------------------------------------


                    [LOGO]



                            STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as .................................... 'D'
The double dagger symbol shall be expressed as ............................ 'DD'